                                                                    EXHIBIT 99.2

               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

      The following unaudited pro forma condensed financial statements are based on the Company's historical financial statements and the historical financial statements of Station Casinos, Inc. Missouri Operations and should be read in conjunction with historical financial statements included in the Company's Forms 10-K and 10-Q and the historical financial statements of Station Casinos, Inc. Missouri operations included in this Form 8-K.

      The pro forma financial statements reflect the following:

      -     The Acquisitions and related financing transactions; and

      -     The Disposition and related application of proceeds.

      Pro forma adjustments to historical financial statements include adjustments which the Company deems appropriate, reflecting items of recurring significance and which are factually supported based on currently available information. It was assumed that the Acquisitions, financing transactions related thereto and Disposition occurred on January 1, 1999 for purposes of preparing the pro forma condensed statements of operations and on September 30, 2000 for purposes of preparing the condensed balance sheet. The pro forma financial statements may not be indicative of what actual results would have been, nor do the pro forma financial statements purport to present our condensed financial results for future periods.

                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2000
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                       PRO FORMA
                                                      ADJUSTMENTS                     PRO FORMA FOR
                                                        FOR THE         PRO FORMA     ACQUISITIONS,
                                                      ACQUISITIONS     ADJUSTMENTS     DISPOSITION
                                         AMERISTAR    AND RELATED        FOR THE       AND RELATED
                                         HISTORICAL    FINANCINGS      DISPOSITION     FINANCINGS
                                         ----------   ------------     -----------    -------------
Current Assets:
    Cash and cash equivalents..........   $ 16,066      $  7,779(a)     $ 65,109(h)
                                                          (1,450)(b)     (50,000)(h)
                                                                          (4,471)(h)
                                                                          (3,783)(h)    $ 29,250

    Restricted cash....................        163         1,450(b)                        1,613
    Accounts receivable, net...........      1,233         1,480(c)                        2,713
    Income tax refund receivable.......        111                                           111
    Inventories........................      2,150         2,046(c)                        4,196
    Prepaid expenses...................      4,439         1,414(c)                        5,853
    Deferred income taxes..............      2,740                                         2,740
    Other current assets...............        803                                           803
    Assets held for sale...............     71,227                       (71,227)(i)          --
                                          --------      --------        --------        --------
        Total current assets...........     98,932        12,719         (64,372)         47,279
                                          --------      --------        --------        --------
Property and equipment and leasehold
  improvements, net....................    221,991       363,300(c)                      585,291
Deferred income taxes..................      9,131         3,522(d)                       12,653
Excess of purchase price over fair
  market value of net assets  acquired.                                     --       119,380(e)
Deposits and other assets..............      3,086        (2,390)(d)
                                                          21,000(f)
                                                           7,500(g)                       29,196

                                          --------      --------        --------        --------
                                          $333,140      $525,031        $(64,372)       $793,799
                                          ========      ========        ========        ========
Current Liabilities:
    Accounts payable...................   $  3,899      $     25(c)                     $  3,924
    Construction contracts payable.....      1,995                                         1,995
    Accrued liabilities................     22,715        (6,086)(a)
                                                           7,782(c)                       24,411
    Current obligations under
      capitalized leases...............      2,889                          (204)(h)       2,685
    Current maturities of notes payable
      and long-term debt...............     10,288        (8,500)(a)                       1,788
    Liabilities related to assets held
      for sale.........................      9,612                        (9,612)(i)
                                          --------      --------        --------        --------
        Total current liabilities......     51,398        (6,779)         (9,816)         34,803
Obligations under capitalized leases,
  net of current maturities............      4,884                          (773)(h)       4,111
Notes payable and long-term debt, net
  of current maturities................    243,111       538,350(a)      (50,000)(h)
                                                                          (3,783)(h)     727,678

Commitments and Contingencies

Stockholders' Equity:
    Preferred stock, $.01 par value:
      Authorized -- 30,000,000 shares;
      Issued  -- None
    Common stock, $.01 par value:
      Authorized -- 30,000,000 shares;
      Issued and outstanding --
      20,427,281.......................        204                                           204
    Additional paid-in capital.........     43,224                                        43,224
    Retained earnings (accumulated
      deficit).........................     (9,681)       (6,540)(d)                     (16,221)
                                          --------      --------                        --------
        Total stockholders' equity.....     33,747        (6,540)                         27,207
                                          --------      --------        --------        --------
                                          $333,140      $525,031        $(64,372)       $793,799
                                          ========      ========        ========        ========

              NOTES TO UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

      The following adjustments have been made to the unaudited pro forma condensed balance sheet as of September 30, 2000:

(a) Reflects the proceeds and uses of proceeds related to the Acquisitions, as follows (in thousands):

 Sources:
      Senior credit facilities (including a revolving credit
       facility, revolving credit facility/term loan, and
       three term loans).....................................  $475,000
      Senior subordinated credit facility....................   300,000
                                                               --------
                                                               $775,000
                                                               ========
 Uses:
      Payment for the Acquisitions, net of cash acquired,
       including payment of $13.1 million for the acquisition
       of land and receipt of $3.0 million for working
       capital adjustment....................................  $485,313
      Repayment and termination of existing $115 million
       revolving credit facility.............................   115,000
      Repurchase of $100 million of 10.5% senior subordinated
       notes.................................................   100,000
      Repay other existing indebtedness......................    30,150
      Accrued interest on revolving credit facility, senior
       subordinated notes and other existing indebtedness....     6,086
      Tender and consent fees for the senior subordinated
       notes.................................................     7,672
      Estimated debt issuance costs..........................    21,000
      Estimated transaction costs related to the
       Acquisitions..........................................     2,000
      Additional working capital requirements................     7,779
                                                               --------
                                                               $775,000
                                                               ========

(b) Reflects the restriction of cash related to the purchase of surety bonds in connection with the Acquisitions.

(c) Reflects the assets acquired and liabilities assumed in the Acquisitions at estimated fair market value. The purchase price and its allocation are preliminary, based on proposals by the seller and under review by the Company, and are subject to change. The final purchase price and its allocation will be based on accounting adjustments, appraisals, discounted cash flows, quoted market prices and estimates by management. In accordance with generally accepted accounting principles, the final purchase price allocation must be made within one year of the Acquisitions.

(d) Reflects the extraordinary loss on the repayment and termination of the $115 million revolving credit facility and repurchase of the 10.5% senior subordinated notes related to the write-off of unamortized debt issuance costs and tender and consent fees, including related tax effects at the 35% statutory tax rate.

(e) Reflects the estimated excess of purchase price over fair market value of net assets acquired, as follows (in thousands):


 Estimated purchase price, net of cash acquired, including
 estimated net working capital...............................  $ 485,313
 Estimated costs related to the Acquisitions.................      2,000
 Estimated fair market value of net assets acquired,
   including related deferred tax effects....................   (367,933)
                                                               ---------
      Estimated excess of purchase price over fair market
       value of net assets acquired..........................  $ 119,380
                                                               =========

(f) Reflects the debt issuance costs associated with the senior credit facilities and senior subordinated credit facility.

(g) Reflects the value assigned to identifiable intangible assets acquired in the Acquisitions (primarily customer lists).

(h) Reflects the proceeds and uses of proceeds related to the Disposition, as follows (in thousands):

 Sources:
      Purchase price for the Disposition.....................  $70,000
      Less estimated net working capital adjustment..........   (4,546)
      Less estimated transaction costs.......................     (345)
                                                               -------
                                                               $65,109
                                                               =======
 Uses:
      Repayment and permanent reduction of available credit
       under the revolving credit facility of the senior
       credit facilities.....................................  $25,000
      Repayment and permanent reduction of available credit
       under term loan A of the senior credit facilities.....   25,000
      Repayment of capital leases............................    4,471
      Repayment of other existing indebtedness...............    3,783
      Additional working capital.............................    6,855
                                                               -------
                                                               $65,109
                                                               =======

(i)  Reflects the assets and liabilities to be sold in the Disposition.

             UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                      PRO FORMA
                                                                     ADJUSTMENTS                      PRO FORMA FOR
                                                                       FOR THE         PRO FORMA      ACQUISITIONS,
                                                         MISSOURI    ACQUISITIONS     ADJUSTMENTS      DISPOSITION
                                           AMERISTAR    PROPERTIES   AND RELATED        FOR THE        AND RELATED
                                           HISTORICAL   HISTORICAL    FINANCINGS      DISPOSITION      FINANCINGS
                                           ----------   ----------   ------------     -----------     -------------
Revenues:
    Casino...............................   $210,994     $221,476                      $ (34,763)(g)    $397,707
    Food and beverage....................     39,910       22,063                        (11,635)(g)      50,338
    Rooms................................     13,738        4,533                         (3,061)(g)      15,210
    Other................................      8,943        7,642                         (1,160)(g)      15,425
                                            --------     --------                      ---------        --------
                                             273,585      255,714                        (50,619)        478,680
    Less: Promotional allowances.........     21,146        7,997                         (4,676)(g)      24,467
                                            --------     --------                      ---------        --------
    Net revenues.........................    252,439      247,717                        (45,943)        454,213
                                            --------     --------                      ---------        --------
Operating Expenses:
    Casino...............................     98,371      119,519                        (18,964)(g)     198,926
    Food and beverage....................     25,864       15,081                         (9,152)(g)      31,793
    Rooms................................      5,168        1,122                         (1,243)(g)       5,047
    Other................................      9,031        1,941                           (827)(g)      10,145
    Selling, general and
      administrative.....................     67,443       41,341        (1,054)(a)      (11,265)(g)      96,465
    Depreciation and amortization........     21,671       15,833        (2,766)(b)       (6,318)(g)
                                                                          5,051(c)                        33,471
    Impairment loss on assets held for
      sale...............................     57,153           --                        (57,153)(g)
                                            --------     --------      --------        ---------        --------
    Total operating
      expenses...........................    284,701      194,837         1,231         (104,922)        375,847
                                            --------     --------      --------        ---------        --------
    Income (loss) from operations........    (32,262)      52,880        (1,231)          58,979          78,366
Other Income (Expense):
    Interest income......................        129                                                         129
    Interest expense.....................    (20,033)     (30,759)      (65,108)(d)          342(g)
                                                                         19,532(e)         3,328(h)
                                                                         30,759(f)                       (61,939)

    Other................................       (846)       1,337                            429(g)          920
                                            --------     --------      --------        ---------        --------
                                             (20,750)     (29,422)      (14,817)           4,099         (60,890)
                                            --------     --------      --------        ---------        --------
Income (loss) before income tax provision
  (benefit) and extraordinary item.......    (53,012)      23,458       (16,048)          63,078          17,476
    Income tax provision (benefit).......    (18,449)       7,808        (5,617)(k)       21,399(g)
                                                                                             651(k)        5,792
                                            --------     --------      --------        ---------        --------
Income (loss) before extraordinary
  item...................................   $(34,563)    $ 15,650      $(10,431)       $  41,028        $ 11,684
                                            ========     ========      ========        =========        ========
Earnings (loss) per share before
  extraordinary item:
    Basic................................   $  (1.70)                                                   $   0.57
                                            ========                                                    ========
    Diluted..............................   $  (1.70)                                                   $   0.57
                                            ========                                                    ========
Basic shares outstanding.................     20,391                                                      20,391
                                            ========                                                    ========
Diluted shares outstanding...............     20,391                                                      20,391
                                            ========                                                    ========

             UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                     PRO FORMA
                                                                    ADJUSTMENTS                      PRO FORMA FOR
                                                                      FOR THE         PRO FORMA      ACQUISITIONS,
                                                        MISSOURI    ACQUISITIONS     ADJUSTMENTS      DISPOSITION
                                          AMERISTAR    PROPERTIES   AND RELATED        FOR THE        AND RELATED
                                          HISTORICAL   HISTORICAL    FINANCINGS      DISPOSITION      FINANCINGS
                                          ----------   ----------   ------------     -----------     -------------
Revenues:
    Casino..............................   $247,416    $ 278,554                      $(38,968)(g)     $ 487,002
    Food and beverage...................     49,142       31,916                       (13,987)(g)        67,071
    Rooms...............................     17,257        5,992                        (3,822)(g)        19,427
    Other...............................     11,089       10,572                        (1,435)(g)        20,226
                                           --------    ---------                      --------         ---------
                                            324,904      327,034                       (58,212)          593,726
    Less: Promotional allowances........     24,618       12,386                        (5,380)(g)        31,624
                                           --------    ---------                      --------         ---------
    Net revenues........................    300,286      314,648                       (52,832)          562,102
                                           --------    ---------                      --------         ---------
Operating Expenses:
    Casino..............................    114,357      153,791                       (23,122)(g)       245,026
    Food and beverage...................     33,207       21,238                       (11,313)(g)        43,132
    Rooms...............................      6,372        1,636                        (1,654)(g)         6,354
    Other...............................     10,203        3,885                          (929)(g)        13,159
    Selling, general and
      administrative....................     86,142       63,980        (1,118)(a)     (15,387)(g)       133,617
    Depreciation and amortization.......     24,460       29,105        (3,687)(b)      (7,515)(g)
                                                                         6,735(c)                         49,098
    Impairment loss on assets held for
      sale..............................         --      125,732                                         125,732
                                           --------    ---------      --------        --------         ---------
    Total operating expenses............    274,741      399,367         1,930         (59,920)          616,118
                                           --------    ---------      --------        --------         ---------
    Income (loss) from operations.......     25,545      (84,719)       (1,930)          7,088           (54,016)
Other Income (Expense):
    Interest income.....................        300           --                                             300
    Interest expense....................    (24,449)     (47,474)      (81,832)(d)         513(g)
                                                                        21,421(e)        4,450(h)
                                                                        47,474(f)                        (79,897)

    Other...............................       (851)        (117)                          205(g)           (763)
                                           --------    ---------      --------        --------         ---------
                                            (25,000)     (47,591)      (12,937)          5,168           (80,360)
                                           --------    ---------      --------        --------         ---------
Income (loss) before income tax
  provision (benefit) and extraordinary
  item..................................        545     (132,310)      (14,867)         12,256          (134,376)
    Income tax provision (benefit)......        340        3,101        (5,203)(i)       3,328(g)
                                                                                           824(i)          2,390
                                           --------    ---------      --------        --------         ---------
Income (loss) before extraordinary
  item..................................   $    205    $(135,411)     $ (9,664)       $  8,104         $(136,766)
                                           ========    =========      ========        ========         =========
Earnings (loss) per share before
  extraordinary item:
    Basic...............................   $   0.01                                                    $   (6.72)
                                           ========                                                    =========
    Diluted.............................   $   0.01                                                    $   (6.72)
                                           ========                                                    =========
Basic shares outstanding................     20,362                                                       20,362
                                           ========                                                    =========
Diluted shares outstanding..............     20,362                                                       20,362
                                           ========                                                    =========

        NOTES TO UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

      The following pro forma adjustments have been made to the unaudited pro forma condensed statements of operations for the nine months ended September 30, 2000 and the year ended December 31, 1999:

      (a) Reflects the reduction to rent expense associated with land purchased as part of the Acquisitions.

      (b) Reflects adjustments to depreciation expense as a result in changes in the carrying value of the Missouri properties' property and equipment and leasehold improvements.

      (c) Reflects the amortization of excess of purchase price over fair market value of net assets acquired on a straight-line basis over an estimated useful life of 40 years and the amortization of identified intangible assets (primarily customer lists) on a straight-line basis over an estimated useful life of two years. The excess purchase price over fair market value of net assets acquired is deductible for tax purposes and is amortized over a 15 year period.

      (d) Reflects interest expense from the senior credit facilities and senior subordinated credit facility, including amortization of debt issuance costs.

      (e) Reflects the reduction in interest expense from repaying and terminating the $115 million revolving credit facility, repurchasing the 10.5% senior subordinated notes and repaying other existing indebtedness, including amortization of debt issuance costs.

      (f) Reflects the reduction of the Missouri properties' historical interest expense related to debt not being assumed in the Acquisitions.

      (g) Reflects the historical results of The Reserve Hotel and Casino.

      (h) Reflects the reduction in interest expense related to the permanent reduction of certain borrowings under the senior credit facilities.

      (i) Reflects the tax effect of the pro forma adjustments using the 35% statutory tax rate, excluding the actual tax effects of the historical results of The Reserve Hotel and Casino referred to in Note (g).